                                                                  EXHIBIT 10(v)


                           INSTALLMENT SALES AGREEMENT



                  THIS AGREEMENT, made this 1st day of April, 1996, by and between HANOVER FOODS CORPORATION, a duly organized Pennsylvania corporation having its principal office located at 1486 York Street, Hanover, Pennsylvania 17331, hereinafter referred to as "HANOVER", and JOHN R. MILLER, JR., residing at 1115 Outer Drive, State College, Pennsylvania 16801, hereinafter referred to as "MILLER".

                  WHEREAS, MILLER desires to sell One Thousand Two Hundred Ten (1,210) shares of HANOVER Class B Voting Common Stock and Five Thousand Nine Hundred Ninety (5,990) shares of HANOVER Class A Nonvoting Common Stock;

                  WHEREAS, HANOVER is willing to repurchase said shares of HANOVER Class B and A Common Stock from MILLER;

                                   WITNESSETH:

                  NOW THEREFORE, in consideration of the mutual covenants hereinafter contained, the parties, intending to be legally bound, agree as follows:

                  1. During term from March 29, 1996 up to and including March 1, 2000 as per Exhibit A, HANOVER agrees to repurchase: (1) One Thousand Two Hundred Ten (1,210) shares of HANOVER Class B Common Stock from MILLER at the most recently appraised value of Seventy-One Dollars and Forty Cents ($71.40) per share as per Management Planning, Inc., Princeton, New Jersey, for a total consideration of Eighty-Six Thousand Three Hundred Ninety- Four Dollars ($86,394.00); and (2) Five Thousand Nine Hundred Ninety (5,990) shares of HANOVER Class A Common Stock for the price of Forty-Two Dollars ($42.00) per share for a total consideration of Two Hundred Fifty-One Thousand Five Hundred Eighty Dollars ($251,580.00).

                  2. MILLER shall convey and transfer all legal title and right to the One Thousand Two Hundred Ten (1,210) shares of HANOVER Class B Common Stock and Five Thousand Nine Hundred Ninety (5,990) shares of HANOVER Class A Common Stock as payment is received per Exhibit A.

                  3. MILLER shall continue to receive dividends on all shares of common stock until purchased by HANOVER. MILLER shall execute the proxy attached as Exhibit B granting to John A. Warehime the right to vote the shares of HANOVER Common Stock, Class A and Class B, owned by MILLER and which is the subject of this Agreement.

                  4. To the best of the parties' knowledge and belief, HANOVER Class A and Class B Common Stock are not traded on any stock exchange or established securities market.

                  5. This Agreement represents the entire agreement between the parties and supersedes any prior or contemporaneous oral or written understandings and representations between the parties regarding this matter. This Agreement may not be modified except in a written document signed by both parties.

                  IN WITNESS WHEREOF, the parties have set their hands and seals the day and year first above written intending to bind themselves, their heirs, executors, administrators, successors and assigns.




WITNESS                                   HANOVER FOODS CORPORATION

/s/ JoAnn Gabrovsek                     By: /s/ Gary T. Knisely     (SEAL)
- ---------------------------------             ------------------------
                                              Gary T. Knisely
                                              Executive Vice President



/s/ Joann Gabrovsek                          /s/ John R. Miller, Jr.
- ---------------------------------        -----------------------------(SEAL)
                                              John R. Miller, Jr.

                JOHN R. MILLER, JR. / HANOVER FOODS CORPORATION
                    HANOVER CLASS B AND CLASS A COMMON STOCK
                              REPURCHASE SCHEDULE
                              -------------------

               # Shares      Per Share     Total                           # Shares   Per Share      Total
               --------      ---------     -----                           --------   ---------      -----

April 1, 1996    36 B        $71.40       $ 2,570.40           1998
                296 A        $42.00       $12,432.00           March 1        73 B      $71.40     $ 5,212.20
                                          ==========                         356 A      $42.00     $14,952.00
                                          $15,002.40                                               ==========
                                                                                                   $20,164.20

16 Quarterly Installments
- -------------------------
                                                               June 1         73 B      $71.40      $5,212.20
1996                                                                         356 A      $42.00     $14,952.00
- ----                                                                                               ==========
June 1           73 B        $71.40        $5,212.20                                               $20,164.20
                356 A        $42.00       $14,952.00
                                          ==========           September 1    73 B      $71.40      $5,212.20
                                          $20,164.20                         356 A      $42.00     $14,952.00
                                                                                                   ==========
September 1      73 B        $71.40        $5,212.20                                               $20,164.20
                356 A        $42.00       $14,952.00
                                          ==========           December 1     73 B      $71.40      $5,212.20
                                          $20,164.20                         356 A      $42.00     $14,952.00
                                                                                                   ==========
December 1       73 B        $71.40        $5,212.20                                               $20,164.20
                356 A        $42.00       $14,952.00
                                          ==========           1999
                                          $20,164.20           March 1        73 B      $71.40      $5,212.20
                                                                             356 A      $42.00     $14,952.00
1997                                                                                               ==========
March 1          73 B        $71.40        $5,212.20                                               $20,164.20
                356 A        $42.00       $14,952.00
                                          ==========           June 1         73 B      $71.40      $5,212.20
                                          $20,164.20                         356 A      $42.00     $14,952.00
                                                                                                   ==========
June 1           73 B        $71.40        $5,212.20                                               $20,164.20
                356 A        $42.00       $14,952.00
                                          ==========           September 1    73 B      $71.40      $5,212.20
                                          $20,164.20                         356 A      $42.00     $14,952.00
                                                                                                   ==========
September 1      73 B        $71.40        $5,212.20                                               $20,164.20
                356 A        $42.00       $14,952.00
                                          ==========           December 1     73 B      $71.40      $5,212.20
                                          $20,164.20                         356 A      $42.00     $14,952.00
                                                                                                   ==========
December 1       73 B        $71.40        $5,212.20                                               $20,164.20
                356 A        $42.00       $14,952.00
                                          ==========           2000
                                          $20,164.20           March 1        79 B      $71.40      $5,640.60
                                                                             354 A      $42.00     $14,868.00
                                                                                                   ==========
                                                                                                   $20,508.60

                                                                                      TOTAL       $337,974.00


                                   EXHIBIT A

                           HANOVER FOODS CORPORATION

                                FIVE-YEAR PROXY

         The undersigned stockholder of Hanover Foods Corporation, a Pennsylvania corporation (the "Corporation"), appoints John A. Warehime, as the proxy of the undersigned, for the five-year period beginning on April 1, 1996 and ending on March 31, 2001, with full power of substitution, to attend all meetings of the stockholders of the Corporation and to vote any and all shares of stock of the Corporation at the time standing in the name of the undersigned, at any and all meetings of the stockholders or adjournment of the meetings. The undersigned revokes any proxy previously given with respect to that stock, and authorizes the above-named proxy to vote in the proxy's discretion upon any business as may properly be brought before the meetings.

                                      /s/ John R. Miller
                                      ------------------------------------
                                      John R. Miller, Jr.

Dated: April 4, 1996
       -------------

                                   EXHIBIT B